EXHIBIT 23.2
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                              CONSENT OF ATTORNEYS
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     The Law Firm of Greg  Gerganoff,  Attorney  at Law hereby  consents  to the filing of the Opinion dated September 2, 2003 issued to the registrant as an exhibit to the Registration Statement on Form S-8.


         Date: September 4, 2003             By: /s/ Gregory Z. Gerganoff
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                                                 Gregory Z. Gerganoff
                                                 Attorney at Law